EXHIBIT B

                                     FORM OF
                                ESCROW AGREEMENT


         ESCROW AGREEMENT (this "ESCROW AGREEMENT") is made and entered into as of June [__], 2006, by and among Maverick Oil and Gas, Inc., a Nevada corporation, with headquarters located at 888 East Las Olas Boulevard, Suite 400, Fort Lauderdale, Florida 33301 (the "COMPANY"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "BUYER" and collectively, the "BUYERS"), and [_____________], a [__________], as escrow agent (the "ESCROW AGENT"). The Company and the Buyers are sometimes referred to herein as the "PARTIES".

                                    RECITALS:

         WHEREAS, as of January 5, 2006, the Buyers and the Company entered into a Securities Purchase Agreement (the "PRIOR SECURITIES PURCHASE AGREEMENT"), pursuant to which the Buyers purchased from the Company and the Company issued and sold to the Buyers the Securities (as defined in the Prior Securities Purchase Agreement), including Senior Secured Convertible Debentures (the "PRIOR DEBENTURES") in the aggregate principal amount of $20,000,000;

         WHEREAS, as of the date hereof, the Buyers and the Company are entering into a Securities Purchase Agreement (the "NEW SECURITIES PURCHASE AGREEMENT"), pursuant to which the Buyers will purchase from the Company and the Company will issue and sell to the Buyers the Securities (as defined in the New Securities Purchase Agreement), including Senior Secured Convertible Debentures (the "NEW DEBENTURES") in the aggregate principal amount of $10,000,000 (capitalized terms used in this Escrow Agreement, if not otherwise defined, shall have the meanings ascribed to them in the New Debentures);

         WHEREAS, pursuant to Section 15(e)(ii)(B) of the New Debentures, the Company has agreed that, upon receipt by the Company or any of its affiliates of proceeds in connection with the consummation of a Barnett Shale Property Sale (as defined in the New Debentures) (the date of any such receipt, a "DEPOSIT DATE"), the Company shall immediately deposit, in immediately available funds, all of such proceeds from the Barnett Shale Property Sale into the escrow account created hereunder; provided, however, that the Company shall not be required to deposit into such escrow account any such proceeds that are greater than an amount in cash equal to the product of (x) 125% and (y) the sum of the outstanding aggregate principal amount of (1) the Prior Debentures and (2) the New Debentures (the amount of such product referred to herein as the "DEPOSIT AMOUNT"); and

         WHEREAS, the Escrow Agent is willing to hold and administer the Deposit Amount and any earnings thereon (together with the Deposit Amount, the "ESCROWED FUNDS") in escrow in accordance with the terms of this Escrow Agreement, the Prior Debentures and the New Debentures.
<

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



         NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, it is hereby agreed by and among the Parties and the Escrow Agent as follows:

         1. DEPOSIT OF DEPOSIT AMOUNT. On each Deposit Date, the Company shall deposit, or shall cause to be deposited, with the Escrow Agent, the Deposit Amount in cash, by wire transfer of such sum to the account set forth in
Schedule I hereto.

         2. DISBURSEMENT OF ESCROWED FUNDS. The Escrow Agent shall release all or a portion of the Escrowed Funds as follows:

            (a) upon receipt by the Escrow Agent of a written notice (a "DEMAND NOTICE"):

               (i) signed by the Company, stating that the Company is entitled to receipt of the Escrowed Funds, or any portion thereof, in accordance with the provisions of the Prior Debentures and/or the New Debentures, and stating with specificity the reasons therefor, the applicable clause thereof, and the amount of Escrowed Funds, or portion thereof, to which the Company is entitled, together with documentary evidence thereof; or

               (ii) signed by the Required Holders (as defined below), stating that the Holders are entitled to receipt of the Escrowed Funds, or any portion thereof, in accordance with the provisions of the Prior Debentures and/or the New Debentures, and stating with specificity the reasons therefor, the applicable clause thereof, and the amount of Escrowed Funds, or portion thereof, to which the Holders are entitled, together with documentary evidence thereof;

         the Escrow Agent shall promptly deliver a copy of the Demand Notice to the other Party or Parties, as the case may be (the "OTHER PARTY"). If the Escrow Agent does not receive, within five (5) Business Days after delivering the copy of the Demand Notice to the Other Party, a written notice of a good faith objection (an "OBJECTION") signed by the Other Party, or if the Escrow Agent shall within such period receive a written consent signed by the Other Party to the release requested in the Demand Notice, then the Escrow Agent shall deliver the Escrowed Funds, or such portion thereof, in accordance with the Demand Notice. If the Escrow Agent does receive an Objection within such five (5) Business Day period, then the Escrow Agent shall continue to hold the Escrowed Funds, or such portion thereof, until otherwise authorized and directed pursuant to Sections 2(b) or 2(c) below;

            (b) upon receipt by the Escrow Agent of joint written instructions signed by the Company and the Required Holders, in which event the Escrow Agent shall deliver the Escrowed Funds, or portion thereof, in accordance with such joint written instructions;

            (c) upon receipt by the Escrow Agent of a final and non-appealable judgment, order, decree or award of a court of competent jurisdiction (a "COURT


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


ORDER") or an arbitrators' award (the "ARBITRATORS' AWARD") pursuant to Section 7(d)(ii) hereof, in which event the Escrow Agent shall deliver the Escrowed Funds, or any portion thereof, in accordance with the Court Order or the Arbitrators' Award. Any such Court Order shall be accompanied by an opinion of counsel for the Party or Parties presenting such Court Order, in form and substance satisfactory to the Escrow Agent, to the effect that such court has competent jurisdiction and that such Court Order is final and non-appealable; or

            (d) upon the Termination Date, in which event the Escrow Agent shall deliver the Escrowed Funds as directed in writing by the Company, upon receipt by the Escrow Agent of satisfactory evidence of the occurrence of the Termination Date.

         3. DUTIES AND RESPONSIBILITIES OF ESCROW AGENT.

            (a) The Parties acknowledge and agree that the Escrow Agent (i) shall not be responsible for or bound by, and shall not be required to inquire into whether any Party is entitled to receive the Escrowed Funds or any portion thereof pursuant to any other agreement among the Parties, but shall be obligated only for the performance of such duties as are specifically set forth in this Escrow Agreement, (ii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by it in good faith to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof and (iii) may consult counsel satisfactory to it, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion of such counsel.

            (b) The Company hereby agrees to indemnify and hold harmless the Escrow Agent and any of its employees for any action taken or omitted to be taken by the Escrow Agent or any of the Escrow Agent's employees hereunder, except in the case of gross negligence or willful misconduct in its capacity as escrow agent under this Escrow Agreement. The Parties acknowledge that the indemnity set forth in this Section 3(b) shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement.

            (c) The Company agrees to pay the Escrow Agent's fees for acting as escrow agent hereunder as set forth on Schedule II hereto, and to reimburse the Escrow Agent for its reasonable out-of-pocket expenses (including reasonable counsel fees) incurred in connection with the preparation and review of this Escrow Agreement and the performance of its duties and responsibilities hereunder.

            (d) The Escrow Agent may at any time resign as escrow agent hereunder by giving thirty (30) days' prior written notice of resignation to each of the Parties. Prior to the effective date of the resignation as specified in such notice, each of the Parties will issue to the Escrow Agent a written instruction authorizing delivery of the Escrowed Funds to a substitute Escrow Agent selected by the Parties. If no successor Escrow Agent is named by the Parties, the Escrow Agent may apply to a state or federal court of competent jurisdiction for appointment of a successor Escrow Agent.

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

            (e) The Escrow Agent does not have and will not have any interest in the Escrowed Funds, but is serving only as escrow holder, having only possession thereof.

            (f) The Escrow Agent shall not be required to inquire into the propriety of the Escrowed Funds deposited hereunder nor shall the Escrow Agent be required to investigate any other matter or arrangement by and among the Parties.

            (g) The Escrow Agent shall not be liable to any Party for losses due to, or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure due to causes reasonably beyond its control, or other causes reasonably beyond its control.

            (h) This Escrow Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent thereto and no implied duties or obligations shall be read into this Escrow Agreement.

            (i) Except as may be required by law, the Escrow Agent will not, and the Escrow Agent will direct its directors, officers, employees, representatives and agents not to, disclose to any person, firm, corporation or entity the existence of this Escrow Agreement or the transactions contemplated hereby.

         4. DISPUTE RESOLUTION. It is understood and agreed that if any dispute shall arise with respect to the delivery, ownership, right of possession or disposition of the Escrowed Funds, or any portion thereof, or if the Escrow Agent shall in good faith be uncertain as to its duties or rights hereunder, the Escrow Agent shall be authorized, without liability to anyone, to (i) refrain from taking any action other than to continue to hold the Escrowed Funds pending receipt of joint written instructions signed by the Company and the Required Holders or a Court Order or Arbitrators' Award, as the case may be, and accompanying opinion of counsel pursuant to Section 2(c) hereof or (ii) deposit the Escrowed Funds with any state or federal court of competent jurisdiction, in which event the Escrow Agent shall give written notice thereof to each of the Parties and thereupon the Escrow Agent shall be relieved and discharged from all further obligations pursuant to this Escrow Agreement. The Escrow Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceedings that relate to the Escrowed Funds. The Escrow Agent shall have the right to retain counsel in case it becomes involved in any disagreement, dispute or litigation on account of this Escrow Agreement or otherwise determines that it is necessary to consult counsel.

         5. INVESTMENT OF ESCROW FUNDS.

            (a) The Escrow Agent shall invest the Escrowed Funds in any of the following:

               (i) obligations issued or guaranteed by the United States of
            America or any agency or instrumentality thereof;

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

               (ii) certificates of deposit of or interest bearing accounts with national banks or corporations endowed with trust powers, including the Escrow Agent, having a capital and surplus in excess of $100,000,000; or

               (iii) such other investments as the Company, the Required Holders and the Escrow Agent may mutually agree upon.

            (b) The Escrow Agent shall not be liable to any Party for any losses resulting from the making or retention of any investment made by it in accordance with this Escrow Agreement.

            (c) Any interest or other income earned on the investment of the Escrowed Funds shall be the property of the Company and shall be added to and become part of the Escrowed Funds. Any receipt of interest or other income earned on the Escrowed Funds shall be subject to withholding regulations then in force with respect to United States taxes, and the Company shall furnish the Escrow Agent with such forms and certificates as are required by law.

         6. NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Escrow Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

            (a) If to the Company:

            Maverick Oil and Gas, Inc.
            888 East Las Olas Boulevard, Suite 400
            Fort Lauderdale, Florida 33301
            Telephone: 954 463-5707
            Facsimile: 954 463-6260
            Attention: Mr. V. Ray Harlow, CEO

            With a copy (for informational purposes only) to:

            Stephen M. Cohen, Esq., General Counsel
            1835 Market Street, Suite
            1500 Philadelphia, PA 19103
            Telephone: 215 568-4891
            Facsimile: 215 569-1822

            and to:

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

            Brian North, Esq.
            Buchanan Ingersoll, PC
            1835 Market Street, 15th floor
            Philadelphia, PA 19103
            Telephone: 215 665-3828
            Facsimile: 215 665-8760


            (b) If to the Escrow Agent:

            [______________]
            [Address]
            Telephone: [______________]
            Facsimile: [______________]
            Attention: [______________]

            (c) If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers;

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively. In addition, a copy of any notice given by any Party to the Escrow Agent in connection with this Escrow Agreement shall simultaneously be given to the other Parties in the manner set forth above.

         7. MISCELLANEOUS.

            (a) This Escrow Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, written or oral, between the parties hereto with respect to the subject matter hereof.

            (b) This Escrow Agreement may not be amended nor may the observance of any term of this Escrow Agreement be waived (either generally or in a particular instance and either retroactively or prospectively), except by an instrument in writing and signed by the Company, the Required Holders and the Escrow Agent. The duties of the Escrow Agent under this Escrow Agreement may not be altered, amended, modified or revoked except by an instrument in writing executed by the Escrow Agent, the Company and the Required Holders. The waiver


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

by any party hereto of a breach of any provision of this Escrow Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by any party hereto preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

            (c) The terms and conditions of this Escrow Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Nothing in this Escrow Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Escrow Agreement.

            (d) (i) Subject to Section 7(d)(ii) below, all questions concerning the construction, validity, enforcement and interpretation of this Escrow Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Subject to Section 7(d)(ii) below, each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Escrow Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS ESCROW AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

               (ii) Subject solely to the rights of the Escrow Agent set forth herein (including Section 4 hereof), if any dispute arises between any of the parties hereto out of or relating to this Escrow Agreement, such dispute shall be submitted to binding arbitration which, except as provided herein, shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") pursuant to the following procedures:

               (A) Any party (or parties, acting jointly) may request arbitration of a dispute (the "INITIATING Party(ies)") by giving the other party or parties to such dispute (the "NON-INITIATING PARTY(IES)", together with the Initiating Party(ies), the "DISPUTING PARTIES") written notice that specifies the matter sought to be arbitrated and filing the petition with the AAA. The dispute shall be submitted before three arbitrators in accordance with the provisions of
         Section 7(d)(ii)(B) hereof. No arbitrator shall be related to any affiliate of the Disputing Parties or have been employed or engaged in any capacity by the Disputing Parties oar any affiliate of the Disputing Parties.

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

               (B) One arbitrator shall be selected by the Initiating Party (or Initiating Parties, acting jointly, as applicable) and one arbitrator shall be selected by the Non-Initiating Party (or Non-Initiating Parties, acting jointly, as applicable) and a third arbitrator shall be selected by the other two arbitrators so selected (the "INITIAL ARBITRATORS"). The third arbitrator shall in all cases be a disinterested former judge of a United States federal court, and who shall act as chairperson of the arbitration panel.

               (C) If the Initial Arbitrators shall in any case fail to choose a third arbitrator within thirty (30) days after they are chosen, then upon application of any of the Disputing Parties, such third arbitrator shall be chosen from the AAA lists of former judges of United States Courts pursuant to the procedure set forth in Rule 13 of the Commercial Arbitration Rules. In the event that the Non-Initiating Party(ies) fail to choose an arbitrator within thirty (30) days following notice of arbitration specifying the matter to be arbitrated, then the Initiating Party (or Initiating Parties, acting jointly) may choose two arbitrators, who shall in turn choose the third arbitrator.

               (D) Promptly after the arbitrators' designation, but in no event later than thirty (30) days thereafter, at a date to be set by the arbitrators, an arbitration hearing shall be held in New York, New York. The arbitrators shall allow each of the Initiating Party (or Initiating Parties, acting jointly) and each of the Non-Initiating Party (or Non-Initiating Parties, acting jointly), in each others presence, to present its case, including opening statement, evidence witnesses, if any, and summation.

               (E) During the arbitration proceedings, the Disputing Parties shall be entitled to all discovery which is available under the Federal Rules of Civil Procedure and the Local Rules of the United States District Court for the Southern District of New York (the "SOUTHERN DISTRICT").

               (F) The arbitrators shall not be bound by the rules of evidence or civil procedure, but rather may consider such writings and oral presentations as a reasonable businessperson would consider in the conduct of his or her day-to-day affairs, and may require the Disputing Parties to submit some or all of their presentation orally or in written form as the arbitrators may deem appropriate.

               (G) The Initiating Party (or Initiating Parties, acting jointly) on the one hand and the Non-Initiating Party (or Non-Initiating Parties, acting jointly) on the other hand shall share equally the costs of arbitration and the arbitrators' fees and shall bear their own attorneys' fees, except that the arbitrators shall have the discretion to award the costs of arbitration, arbitrators' fees and attorneys' fees (collectively, "ARBITRATION EXPENSES") of the Disputing Parties as the arbitrators see fit, with the express understanding that is the desire and commercial understanding of all parties hereto that, to the extent a Disputing Party can be reasonably deemed to be a "prevailing party" in any arbitration, all other parties to the applicable arbitration shall bear the cost of such "prevailing party's" Arbitration Expenses, in such proportion as the arbitrators shall deem proper, which allocation shall be final, conclusive and binding and which amounts shall constitute part of any award enforceable hereunder.

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

               (H) The arbitrators shall make their award in accordance with the applicable law and based on the evidence presented, and at the request of either the Initiating Party (or Initiating Parties, acting jointly) or the Non-Initiating Party (or Non-Initiating parties, acting jointly) shall include in the award findings of fact and conclusions of law of the kind which would be required under Rule 52 of the Federal Rules of Civil Procedure. The award may contain equitable relief, such as specific performance or orders to take, or refrain from taking, certain affirmative actions. The arbitrators shall retain jurisdiction after the award for the purpose of awarding costs and attorneys' fees if the award is not paid, or orders contained therein complied with, within thirty (30) days after entry.

               (I) The arbitrators shall use their best efforts to make a decision within thirty (30) days of the date the hearing closes or submissions are permitted. All of the Disputing Parties shall use their best efforts to expedite the arbitration proceedings.

               (J) The arbitrators shall limit their decision to (1) the matters identified as being in dispute and (2) any counterclaims alleging defaults on the part of any of the Initiating Party (or Initiating Parties, acting jointly) seeking arbitration properly brought during the course of the arbitration proceedings. The decision of the arbitrators shall be final, conclusive and binding.

               (K) The arbitrators shall act by majority vote, with all arbitrators present and voting.

               (L) If the dispute involves a matter that cannot effectively be remedied by the payment of damages, or if there be any dispute relating to the arbitration or the arbitrators that cannot be resolved promptly by the arbitrators or the AAA, then the Initiating Party (or Initiating Parties, acting jointly) in such instance may during the pendency of the arbitration proceedings seek temporary equitable remedies, pending the final decision of the arbitration panel, solely by application in the Southern District if such Court shall have subject matter jurisdiction, or if the Southern District has no jurisdiction, then in the Supreme Court of the State of New York for the County of New York ("NEW YORK STATE SUPREME"). The arbitration proceedings shall not be stayed unless so ordered by the court.

               (M) The arbitrators' award shall be enforceable in the Southern District, or in the New York State Supreme, or in any other court of competent jurisdiction.

               (N) In connection with any arbitration proceeding conducted pursuant to this Section 7(d), the Disputing Parties shall afford each other a reasonable opportunity to inspect and copy their books and records, and shall provide such other information, and access that may reasonably request related to such arbitration proceeding.

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

               (O) The dispute, the fact that an arbitration has been commenced, and the proceedings in and the results of such arbitration shall be kept confidential by each of the Disputing Parties except to the extent required by law or reasonably necessary to enforce the terms thereof.

            (e) If any provision of this Escrow Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Escrow Agreement in that jurisdiction or the validity or enforceability of any provision of this Escrow Agreement in any other jurisdiction.

            (f) The headings of this Escrow Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Escrow Agreement.

            (g) The language used in this Escrow Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            (h) This Escrow Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

            (i) The Escrow Agent is hereby expressly authorized to comply with and obey any Court Order. In case the Escrow Agent obeys or complies with any Court Order, the Escrow Agent shall not be liable to any of the Parties or to any other person, firm, corporation or entity by reason of such compliance, notwithstanding that any such Court Order may be subsequently reversed, modified, annulled, set aside, vacated or found to have been entered into without jurisdiction.

            (j) This Escrow Agreement shall terminate and the Escrow Agent shall have no further duties hereunder upon the distribution of all of the Escrowed Funds in accordance with the terms of this Escrow Agreement, the Prior Debentures and the New Debentures.

            (k) As used herein, (i) "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed, (ii) "REQUIRED HOLDERS" means the holders of Prior Debentures and New Debentures representing at least a majority of the aggregate principal amount of the Prior Debentures and the New Debentures then outstanding and (iii) "TERMINATION DATE" means the date on which the Prior Debentures and the New Debentures are no longer outstanding.

            (l) Whenever the context may require, any pronoun used in this Escrow Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. Unless otherwise stated in this Escrow Agreement, the terms "herein", "hereof," "hereunder" or similar terms as used in this Escrow Agreement refer to this entire Escrow Agreement and not to the particular provision in which the term is used. Unless otherwise stated in this Escrow Agreement, all references herein to Sections, subsections or other provisions are references to Sections, subsections or other provisions of this Escrow Agreement.

                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date first above written.


                                    COMPANY:

                                    MAVERICK OIL AND GAS, INC.



                                    By: __________________________________

                                        Name:
                                        Title:

         IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date first above written.


                                    BUYERS:






                                    By: ________________________________
                                        Name:
                                        Title:

         IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date first above written.

                                    BUYERS:





                                    By: ________________________________
                                        Name:
                                        Title:

         IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date first above written.

                                    ESCROW AGENT:

                                    [__________________________]



                                    By: __________________________________
                                        Name:
                                        Title:

                                    SCHEDULE OF BUYERS


                                                    BUYER ADDRESS                  BUYER'S REPRESENTATIVE'S ADDRESS
              BUYER                             AND FACSIMILE NUMBER                     AND FACSIMILE NUMBER





                                   SCHEDULE I

                                 ESCROW ACCOUNT

                                   SCHEDULE II

                                ESCROW AGENT FEES